EXHIBIT 99.1

Westamerica Bancorporation Reports First Quarter 2026 Financial Results

SAN RAFAEL, Calif., April 16, 2026 (GLOBE NEWSWIRE) -- Westamerica Bancorporation (Nasdaq: WABC), parent company of Westamerica Bank, generated net income for the first quarter 2026 of $27.4 million and diluted earnings per common share ("EPS") of $1.13. First quarter 2026 results include a reversal of provision for credit losses of $300 thousand, which increased EPS $0.01. These results compare to fourth quarter 2025 net income of $27.8 million and EPS of $1.12. Fourth quarter 2025 results include an increase to the book tax provision to reconcile the 2024 income tax provision to the filed 2024 tax returns, which reduced EPS $0.02.

"Westamerica’s first quarter 2026 results benefited from the Company’s valuable low-cost deposit base, of which 46 percent was represented by non-interest bearing checking accounts during the quarter; the annualized cost of funding our loan and bond portfolios was 0.24 percent in the quarter. Operating expenses remained well controlled at 42 percent of total revenues and credit quality remained stable with nonperforming assets of $1.4 million at March 31, 2026,” said Chairman, President and CEO David Payne. “First quarter 2026 results generated an annualized 11.0 percent return on average common equity. Shareholders were paid a $0.46 per common share dividend during the first quarter 2026 and 997 thousand shares were retired using the Company’s share repurchase plan,” concluded Payne.

Net interest income on a fully-taxable equivalent (FTE) basis was $52.7 million for the first quarter 2026, compared to $53.5 million for the fourth quarter 2025. The annualized yield earned on loans, bonds and cash for the first quarter 2026 was 3.98 percent compared to 4.00 percent for the fourth quarter 2025. The annualized cost of funding the loan and bond portfolios was 0.24 percent for the first quarter 2026 unchanged from the fourth quarter 2025.

The Company recognized a $300 thousand reversal of provision for credit losses in the first quarter 2026. The Allowance for Credit Losses on Loans was $11.2 million at March 31, 2026.

Noninterest income for the first quarter 2026 totaled $9.6 million compared to $10.0 million for the fourth quarter 2025.   Debit card fees declined $174 thousand from the fourth quarter 2025 to the first quarter 2026 and the Company recognized unrealized securities losses of $247 thousand in the first quarter 2026.

Noninterest expenses for the first quarter 2026 were $25.9 million compared to $25.5 million for the fourth quarter 2025. Salaries and related benefits expense were higher in the first quarter 2026 when compared to fourth quarter 2025 due to seasonally higher payroll taxes and higher benefit costs.

The income tax provision (FTE) for the first quarter 2026 was $9.3 million compared to $10.3 million for the fourth quarter 2025. The fourth quarter 2025 income tax provision includes a $628 thousand increase to the book tax provision to reconcile the 2024 income tax provision to the filed 2024 tax returns.

Westamerica Bancorporation’s wholly owned subsidiary Westamerica Bank, operates commercial banking and trust offices throughout Northern and Central California.

Westamerica Bancorporation Web Address: www.westamerica.com

For additional information contact:
Westamerica Bancorporation
1108 Fifth Avenue, San Rafael, CA 94901
Robert A. Thorson – Investor Relations Contact
707-863-6090
investments@westamerica.com

FORWARD-LOOKING INFORMATION:

The following appears in accordance with the Private Securities Litigation Reform Act of 1995:

This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."

Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors — many of which are beyond the Company's control — could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent reports filed with the Securities and Exchange Commission, including the annual report for the year ended December 31, 2025 filed on Form 10-K and quarterly report for the quarter ended September 30, 2025 filed on Form 10-Q, describe some of these factors, including certain credit, interest rate, operational, liquidity and market risks associated with the Company's business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, cyber security risks, legislation including the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, and mergers and acquisitions.

Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

	Public Information April 16, 2026
WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
March 31, 2026

1. Net Income Summary.
	(in thousands except per-share amounts)
			%
	Q1'2026	Q1'2025	Change	Q4'2025
Net Interest and Loan Fee
Income (FTE)	$52,690	$56,390	-6.6%	$53,549
(Reversal of) Provision
for Credit Losses	(300)	(550)	n/m	-
Noninterest Income	9,607	10,321	-6.9%	10,003
Noninterest Expense	25,911	25,127	3.1%	25,466
Income Before Taxes (FTE)	36,686	42,134	-12.9%	38,086
Income Tax Provision (FTE)	9,331	11,097	-15.9%	10,279
Net Income	$27,355	$31,037	-11.9%	$27,807

Average Common Shares
Outstanding	24,306	26,642	-8.8%	24,849
Diluted Average Common
Shares Outstanding	24,306	26,642	-8.8%	24,849

Operating Ratios:
Basic Earnings Per Common
Share	$1.13	$1.16	-2.6%	$1.12
Diluted Earnings Per
Common Share	1.13	1.16	-2.6%	1.12
Return On Assets (a)	1.84%	2.03%		1.82%
Return On Common
Equity (a)	11.0%	11.9%		10.8%
Net Interest Margin (FTE) (a)	3.74%	3.90%		3.76%
Efficiency Ratio (FTE)	41.6%	37.7%		40.1%

Dividends Paid Per Common
Share	$0.46	$0.44	4.5%	$0.46
Common Dividend Payout
Ratio	41%	38%		41%

2. Net Interest Income.
	(dollars in thousands)
			%
	Q1'2026	Q1'2025	Change	Q4'2025
Interest and Loan Fee
Income (FTE)	$55,985	$59,786	-6.4%	$57,031
Interest Expense	3,295	3,396	-3.0%	3,482
Net Interest and Loan Fee
Income (FTE)	$52,690	$56,390	-6.6%	$53,549

Average Earning Assets	$5,644,066	$5,794,836	-2.6%	$5,666,854
Average Interest-Bearing
Liabilities	2,754,298	2,770,099	-0.6%	2,731,820

Yield on Earning Assets
(FTE) (a)	3.98%	4.14%		4.00%
Cost of Funds (a)	0.24%	0.24%		0.24%
Net Interest Margin (FTE) (a)	3.74%	3.90%		3.76%
Interest Expense /
Interest-Bearing
Liabilities (a)	0.49%	0.50%		0.51%
Net Interest Spread (FTE) (a)	3.49%	3.64%		3.49%

3. Loans & Other Earning Assets.
	(average volume, dollars in thousands)
			%
	Q1'2026	Q1'2025	Change	Q4'2025

Total Assets	$6,034,899	$6,187,321	-2.5%	$6,055,696
Total Earning Assets	5,644,066	5,794,836	-2.6%	5,666,854
Total Loans	708,613	789,935	-10.3%	727,540
Commercial Loans	110,159	120,189	-8.3%	112,830
Commercial Real Estate
Loans	477,402	497,379	-4.0%	482,133
Consumer Loans	121,052	172,367	-29.8%	132,577
Total Investment Securities	4,469,072	4,395,565	1.7%	4,343,373
Debt Securities Available for
Sale	3,643,302	3,539,528	2.9%	3,504,978
Debt Securities Held to
Maturity	811,170	841,810	-3.6%	823,690
Equity Securities	14,600	14,227	2.6%	14,705
Total Interest-Bearing Cash	466,381	609,336	-23.5%	595,941

Loans / Deposits	14.7%	15.9%		15.0%

4. Deposits, Other Interest-Bearing Liabilities & Equity.
	(average volume, dollars in thousands)
			%
	Q1'2026	Q1'2025	Change	Q4'2025

Total Deposits	$4,822,635	$4,958,554	-2.7%	$4,837,964
Noninterest Demand	2,206,530	2,293,059	-3.8%	2,236,646
Interest-Bearing Transaction	920,543	935,054	-1.6%	894,816
Savings	1,628,180	1,649,631	-1.3%	1,636,817
Time greater than $100K	23,738	29,460	-19.4%	24,428
Time less than $100K	43,644	51,350	-15.0%	45,257
Total Short-Term Borrowings	138,193	104,604	32.1%	130,502
Securities Sold under
Repurchase Agreements	138,193	104,604	32.1%	130,502
Shareholders' Equity	1,008,613	1,055,925	-4.5%	1,019,086

Demand Deposits /
Total Deposits	45.8%	46.2%		46.2%
Transaction & Savings
Deposits / Total Deposits	98.6%	98.4%		98.6%

5. Interest Yields Earned & Rates Paid.
	(dollars in thousands)
	Q1'2026
	Average	Income/	Yield (a) /
	Volume	Expense	Rate (a)
Interest & Loan Fee Income Earned:
Total Earning Assets (FTE)	$5,644,066	$55,985	3.98%
Total Loans (FTE)	708,613	9,936	5.68%
Commercial Loans (FTE)	110,159	1,692	6.21%
Commercial Real Estate
Loans	477,402	6,384	5.42%
Consumer Loans	121,052	1,860	6.23%
Total Investment Securities (FTE)	4,469,072	41,793	3.74%
Total Debt Securities
Available for Sale (FTE)	3,643,302	32,769	3.60%
Corporate Securities	1,920,776	12,642	2.63%
Collateralized Loan
Obligations	349,347	4,926	5.64%
Agency Mortgage Backed
Securities	1,018,548	12,123	4.76%
Securities of U.S.
Government Sponsored
Entities	308,433	2,720	3.53%
Obligations of States and
Political Subdivisions
(FTE)	46,198	358	3.10%
Total Debt Securities Held to
Maturity (FTE)	811,170	8,549	4.22%
Agency Mortgage Backed
Securities	42,622	254	2.38%
Corporate Securities	738,979	8,028	4.35%
Obligations of States and
Political Subdivisions
(FTE)	29,569	267	3.61%
Equity Securities (FTE)	14,600	475	13.02%
Total Interest-Bearing Cash	466,381	4,256	3.65%

Interest Expense Paid:
Total Earning Assets	5,644,066	3,295	0.24%
Total Interest-Bearing
Liabilities	2,754,298	3,295	0.49%
Total Interest-Bearing
Deposits	2,616,105	3,089	0.48%
Interest-Bearing Transaction	920,543	45	0.02%
Savings	1,628,180	3,002	0.75%
Time less than $100K	43,644	31	0.29%
Time greater than $100K	23,738	11	0.18%
Total Short-Term Borrowings	138,193	206	0.61%
Securities Sold under
Repurchase Agreements	138,193	206	0.61%

Net Interest Income and
Margin (FTE)		$52,690	3.74%

	Q1'2025
	Average	Income/	Yield (a) /
	Volume	Expense	Rate (a)
Interest & Loan Fee Income Earned:
Total Earning Assets (FTE)	$5,794,836	$59,786	4.14%
Total Loans (FTE)	789,935	10,744	5.51%
Commercial Loans (FTE)	120,189	1,845	6.21%
Commercial Real Estate
Loans	497,379	6,473	5.28%
Consumer Loans	172,367	2,426	5.70%
Total Investment Securities (FTE)	4,395,565	42,339	3.85%
Total Debt Securities
Available for Sale (FTE)	3,539,528	33,305	3.76%
Corporate Securities	1,991,278	13,522	2.72%
Collateralized Loan
Obligations	915,873	14,422	6.30%
Agency Mortgage Backed
Securities	254,126	2,034	3.20%
Securities of U.S.
Government sponsored
entities	311,297	2,777	3.57%
Obligations of States and
Political Subdivisions (FTE)	62,651	496	3.17%
U.S. Treasury Securities	4,303	54	5.13%
Total Debt Securities Held to
Maturity (FTE)	841,810	8,586	4.08%
Agency Mortgage Backed
Securities	56,006	329	2.35%
Corporate Securities	736,089	7,815	4.25%
Obligations of States and
Political Subdivisions (FTE)	49,715	442	3.56%
Equity Securities	14,227	448	12.60%
Total Interest-Bearing Cash	609,336	6,703	4.40%

Interest Expense Paid:
Total Earning Assets	5,794,836	3,396	0.24%
Total Interest-Bearing
Liabilities	2,770,099	3,396	0.50%
Total Interest-Bearing
Deposits	2,665,495	3,229	0.49%
Interest-Bearing Transaction	935,054	46	0.02%
Savings	1,649,631	3,128	0.77%
Time less than $100K	51,350	38	0.30%
Time greater than $100K	29,460	17	0.24%
Total Short-Term Borrowings	104,604	167	0.65%
Securities Sold under
Repurchase Agreements	104,604	167	0.65%

Net Interest Income and
Margin (FTE)		$56,390	3.90%

6. Noninterest Income.
	(dollars in thousands except per-share amounts)
			%
	Q1'2026	Q1'2025	Change	Q4'2025
Service Charges on Deposit
Accounts	$3,332	$3,381	-1.4%	$3,270
Merchant Processing
Services	2,739	2,733	0.2%	2,690
Debit Card Fees	1,324	1,581	-16.3%	1,498
Trust Fees	927	899	3.1%	923
ATM Processing Fees	450	463	-2.8%	484
Other Service Fees	408	429	-4.9%	426
Bank Owned
Life Insurance Gains	-	102	n/m	-
Unrealized (Losses) Gains
on Equity Securities	(247)	-	n/m	30
Other Noninterest Income	674	733	-8.0%	682
Total Noninterest Income	$9,607	$10,321	-6.9%	$10,003

Operating Ratios:
Total Revenue (FTE)	$62,297	$66,711	-6.6%	$63,552
Noninterest Income /
Revenue (FTE)	15.4%	15.5%		15.7%
Service Charges /
Avg. Deposits (a)	0.28%	0.28%		0.27%
Total Revenue (FTE) Per
Avg. Common Share (a)	$10.39	$10.16	2.3%	$10.15

7. Noninterest Expense.
	(dollars in thousands)
			%
	Q1'2026	Q1'2025	Change	Q4'2025

Salaries and Related Benefits	$12,325	$12,126	1.6%	$11,871
Occupancy and Equipment	5,427	5,038	7.7%	5,426
Outsourced Data Processing	2,788	2,697	3.4%	2,701
Limited Partnership
Operating Losses	1,110	915	21.3%	891
Professional Fees	462	395	17.0%	540
Courier Service	734	688	6.7%	843
Other Noninterest Expense	3,065	3,268	-6.2%	3,194
Total Noninterest Expense	$25,911	$25,127	3.1%	$25,466

Operating Ratios:
Noninterest Expense /
Avg. Earning Assets (a)	1.86%	1.76%		1.78%
Noninterest Expense /
Revenues (FTE)	41.6%	37.7%		40.1%

8. Allowance for Credit Losses.
	(dollars in thousands)
			%
	Q1'2026	Q1'2025	Change	Q4'2025

Average Total Loans	$708,613	$789,935	-10.3%	$727,540

Beginning of Period
Allowance for Credit
Losses on Loans (ACLL)	$11,573	$14,780	-21.7%	$11,859
(Reversal of) Provision
for Credit Losses	(300)	(550)	n/m	-
Net ACLL Losses	(122)	(316)	-61.4%	(286)
End of Period ACLL	$11,151	$13,914	-19.9%	$11,573

Gross ACLL Recoveries /
Gross ACLL Losses	85%	82%		61%
Net ACLL Losses /
Avg. Total Loans (a)	-0.07%	-0.16%		-0.16%

	(dollars in thousands)
			%
	3/31/26	3/31/25	Change	12/31/25
Allowance for Credit Losses
on Loans	$11,151	$13,914	-19.9%	$11,573
Allowance for Credit Losses
on Held to Maturity
Securities	1	1	0.0%	1
Total Allowance for Credit
Losses	$11,152	$13,915	-19.9%	$11,574

Allowance for Unfunded
Credit Commitments	$201	$201	0.0%	$201

9. Credit Quality.
	(dollars in thousands)
			%
	3/31/26	3/31/25	Change	12/31/25

Nonperforming Loans:
Nonperforming Nonaccrual
Loans	$380	$-	n/m	$768
Performing Nonaccrual
Loans	785	-	n/m	706
Total Nonaccrual Loans	1,165	-	n/m	1,474
Accruing Loans 90+ Days
Past Due	277	277	0.0%	340
Total Nonperforming Loans	$1,442	$277	n/m	$1,814

Total Loans Outstanding	$696,204	$771,030	-9.7%	$726,482

Total Assets	5,864,450	5,966,624	-1.7%	5,960,180

Loans:
Allowance for Credit Losses
on Loans	$11,151	$13,914	-19.9%	$11,573
Allowance for Credit Losses
on Loans / Loans	1.60%	1.80%		1.59%
Nonperforming Loans /
Total Loans	0.21%	0.04%		0.25%

10. Capital.
	(in thousands, except per-share amounts)
			%
	3/31/26	3/31/25	Change	12/31/25

Shareholders' Equity	$882,690	$923,138	-4.4%	$933,509
Total Assets	5,864,450	5,966,624	-1.7%	5,960,180
Shareholders' Equity/
Total Assets	15.05%	15.47%		15.66%
Shareholders' Equity/
Total Loans	126.79%	119.73%		128.50%
Tangible Common Equity
Ratio	13.25%	13.71%		13.90%
Common Shares Outstanding	23,631	26,360	-10.4%	24,623
Common Equity Per Share	$37.35	$35.02	6.7%	$37.91
Market Value Per Common
Share	52.15	50.63	3.0%	47.83

	(shares in thousands)
			%
	Q1'2026	Q1'2025	Change	Q4'2025
Share Retirements (Issuances):
Total Shares Retired	1,001	361	n/m	485
Average Retirement Price	$50.94	$50.96	n/m	$48.13
Net Shares Retired	992	348	n/m	484

11. Period-End Balance Sheets.
	(unaudited, dollars in thousands)
			%
	3/31/26	3/31/25	Change	12/31/25
Assets:
Cash and Due from Banks	$397,284	$727,336	-45.4%	$567,801

Debt Securities Available for
Sale:
Corporate Securities	1,835,522	1,802,791	1.8%	1,804,080
Collateralized Loan
Obligations	293,987	822,111	-64.2%	424,614
Agency Mortgage Backed
Securities	1,123,422	250,844	347.9%	891,906
Securities of U.S.
Government Sponsored
Entities	298,502	299,722	-0.4%	302,412
Obligations of States and
Political Subdivisions	45,422	60,581	-25.0%	45,722
Total Debt Securities
Available for Sale	3,596,855	3,236,049	11.1%	3,468,734

Debt Securities Held to
Maturity:
Agency Mortgage Backed
Securities	41,271	53,528	-22.9%	43,734
Corporate Securities	732,168	737,146	-0.7%	742,244
Obligations of States and
Political Subdivisions (1)	26,119	48,674	-46.3%	33,596
Total Debt Securities
Held to Maturity (1)	799,558	839,348	-4.7%	819,574

Loans	696,204	771,030	-9.7%	726,482
Allowance For Credit Losses
on Loans	(11,151)	(13,914)	-19.9%	(11,573)
Total Loans, net	685,053	757,116	-9.5%	714,909

Premises and Equipment, net	25,968	25,722	1.0%	25,722
Identifiable Intangibles, net	-	72	n/m	-
Goodwill	121,673	121,673	0.0%	121,673
Other Assets	238,059	259,308	-8.2%	241,767

Total Assets	$5,864,450	$5,966,624	-1.7%	$5,960,180

Liabilities and Shareholders'
Equity:
Deposits:
Noninterest-Bearing	$2,135,925	$2,241,802	-4.7%	$2,252,490
Interest-Bearing Transaction	939,285	920,461	2.0%	907,124
Savings	1,643,599	1,633,445	0.6%	1,613,384
Time	64,943	78,387	-17.2%	67,021
Total Deposits	4,783,752	4,874,095	-1.9%	4,840,019

Securities Sold under
Repurchase Agreements	144,456	113,219	27.6%	137,298
Total Short-Term
Borrowed Funds	144,456	113,219	27.6%	137,298

Other Liabilities	53,552	56,172	-4.7%	49,354
Total Liabilities	4,981,760	5,043,486	-1.2%	5,026,671

Shareholders' Equity:
Common Equity:
Paid-In Capital	422,348	470,844	-10.3%	440,015
Accumulated Other
Comprehensive Loss	(107,267)	(136,768)	-21.6%	(91,139)
Retained Earnings	567,609	589,062	-3.6%	584,633
Total Shareholders' Equity	882,690	923,138	-4.4%	933,509

Total Liabilities and
Shareholders' Equity	$5,864,450	$5,966,624	-1.7%	$5,960,180

12. Income Statements.
	(unaudited, in thousands except per-share amounts)
			%
	Q1'2026	Q1'2025	Change	Q4'2025
Interest and Loan Fee Income:
Loans	$9,879	$10,669	-7.4%	$10,233
Equity Securities	446	422	5.7%	433
Debt Securities Available
for Sale	32,695	33,203	-1.5%	31,779
Debt Securities Held to
Maturity	8,494	8,494	0.0%	8,355
Interest-Bearing Cash	4,256	6,703	-36.5%	5,988
Total Interest and Loan
Fee Income	55,770	59,491	-6.3%	56,788

Interest Expense:
Transaction Deposits	45	46	-2.2%	45
Savings Deposits	3,002	3,128	-4.0%	3,195
Time Deposits	42	55	-23.6%	45
Securities Sold under
Repurchase Agreements	206	167	23.5%	197
Total Interest Expense	3,295	3,396	-3.0%	3,482

Net Interest and Loan
Fee Income	52,475	56,095	-6.5%	53,306

(Reversal of) Provision
for Credit Losses	(300)	(550)	n/m	-

Noninterest Income:
Service Charges on Deposit
Accounts	3,332	3,381	-1.4%	3,270
Merchant Processing
Services	2,739	2,733	0.2%	2,690
Debit Card Fees	1,324	1,581	-16.3%	1,498
Trust Fees	927	899	3.1%	923
ATM Processing Fees	450	463	-2.8%	484
Other Service Fees	408	429	-4.9%	426
Bank Owned
Life Insurance Gains	-	102	n/m	-
Other Noninterest Income	427	733	-41.7%	712
Total Noninterest Income	9,607	10,321	-6.9%	10,003

Noninterest Expense:
Salaries and Related Benefits	12,325	12,126	1.6%	11,871
Occupancy and Equipment	5,427	5,038	7.7%	5,426
Outsourced Data Processing	2,788	2,697	3.4%	2,701
Limited Partnership
Operating Losses	1,110	915	21.3%	891
Professional Fees	462	395	17.0%	540
Courier Service	734	688	6.7%	843
Other Noninterest Expense	3,065	3,268	-6.2%	3,194
Total Noninterest Expense	25,911	25,127	3.1%	25,466

Income Before Income Taxes	36,471	41,839	-12.8%	37,843
Income Tax Provision	9,116	10,802	-15.6%	10,036
Net Income	$27,355	$31,037	-11.9%	$27,807

Average Common Shares
Outstanding	24,306	26,642	-8.8%	24,849
Diluted Average Common
Shares Outstanding	24,306	26,642	-8.8%	24,849

Per Common Share Data:
Basic Earnings	$1.13	$1.16	-2.6%	$1.12
Diluted Earnings	1.13	1.16	-2.6%	1.12
Dividends Paid	0.46	0.44	4.5%	0.46

Footnotes and Abbreviations:
(1) Debt Securities Held To Maturity and Obligations of States and Political Subdivisions are net of related reserve for expected credit losses of $1 thousand at March 31, 2026, December 31, 2025 and March 31, 2025.

(FTE) Fully Taxable Equivalent. The Company presents its net interest margin and net interest income on a FTE basis using the current statutory federal tax rate. Management believes the FTE basis is valuable to the reader because the Company’s loan and investment securities portfolios contain a portion of municipal loans and securities that are federally tax exempt. The Company’s tax exempt loans and securities composition may not be similar to that of other banks, therefore in order to reflect the impact of the federally tax exempt loans and securities on the net interest margin and net interest income for comparability with other banks, the Company presents its net interest margin and net interest income on a FTE basis.

(a) Annualized

Certain amounts in prior periods have been reclassified to conform to the current presentation.